Exhibit 32.3


                                  CERTIFICATION


     In connection with the Quarterly Report of Booth Creek Ski Holdings, Inc. (the "Company") on Form 10-Q for the period ended August 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as the Executive Vice President and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 15, 2003


                                        By:/s/ ELIZABETH J. COLE
                                        ----------------------------------------
                                               Elizabeth J. Cole
                                          Executive Vice President and
                                           Chief Financial Officer